SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-52356






                         Date of Report: January 4, 2008


                        SEAWAY VALLEY CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                             20-5996486
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(State of other jurisdiction of                                 (IRS Employer
incorporation or organization                                Identification No.)

10-18 Park Street, 2nd Floor, Gouverneur, NY                            13642
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(Address of principal executive offices)                             (Zip Code)


                                 (315) 287-1122
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               (Registrant's telephone number including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__   Soliciting material pursuant to R (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

In December 2007 Seaway Valley Capital Corporation ("Seaway" or the "Company") consummated a financing agreement with Golden Gate Investors, Inc. in the form of a convertible debenture for total immediate gross proceeds of $400,000. The funds will be used for various business activities, including effectuating an acquisition of 100% of the stock of an undisclosed company that Seaway recently executed letter of intent ("LOI") to acquire. In addition, a certain portion of the funds may be used to assist its recently acquired wholly owned subsidiary, Hacketts, in the transition of WiseBuys stores into Hacketts stores.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

10-a Securities Purchase Agreement between Seaway Valley Capital Corporation and
     Golden Gate Investors, Inc.

10-b Secured  Promissory  Note between  Seaway Valley  Capital  Corporation  and
     Golden Gate Investors, Inc.

10-c Debenture  between  Seaway  Valley  Capital  Corporation  and  Golden  Gate
     Investors, Inc.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



SEAWAY VALLEY CAPITAL CORPORATION



               By:   /s/         Thomas W. Scozzafava
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                                 THOMAS W. SCOZZAFAVA
                                 Chief Executive Officer

Date:                            January 4, 2008